UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

June 6, 2003

AMX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	0-26924	75-1815822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Research Drive

Richardson, Texas 75082

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code: (469) 624-8000

n/a

(Former name or former address, if changed since last report)

Item 5. Other Events.

Effective June 6, 2003, Registrant appointed C. Chris Apple as its Vice President, Chief Financial Officer and Secretary. A copy of the applicable press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release, dated June 6, 2003, announcing the appointment of C. Chris Apple as Vice President, Chief Financial Officer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMX CORPORATION

By:	/s/ Robert J. Carroll
Robert J. Carroll
Chairman, President and Chief Executive Officer

Date: June 6, 2003

Index to Exhibits

Exhibit Number	Description

99.1	Press release, dated June 6, 2003, announcing the appointment of C. Chris Apple as Vice President, Chief Financial Officer and Secretary.

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